Capital Contributions	4 Months Ended
Apr. 15, 2016
Equity [Abstract]
Capital Contributions

3.	Capital Contributions

The General Partner has made the following cash payments to the Partnership: (i) a General Partner capital contribution of $100, and (ii) an additional $1,000 for any incidental costs which may arise which is shown as loans payable in the accompanying balance sheet. The Partnership’s Investment Manager made the initial cash payment to the Partnership of $1,000 which was applied against the Investment Manager’s purchase of the initial Limited Partner’s interest in the Partnership. Once the Partnership completes its first closing and admits additional Limited Partners, the initial Limited Partner will be refunded its initial capital contribution.